Exhibit 99.1

HealthSpan Partners to Acquire Surgery Partners, Establishing a Leading Outpatient Surgical Care Platform

Advances shared commitment to expanding access to high-quality, affordable care and enhancing patient outcomes

CINCINNATI and BRENTWOOD, Tenn., Oct. 26, 2026 – HealthSpan Partners, a contractual affiliate and supporting organization of U.S.-based Bon Secours Mercy Health (“BSMH”), and Surgery Partners, Inc. (NASDAQ:SGRY), a leading short-stay surgical facility owner and operator, today announced a definitive agreement under which HealthSpan Partners will acquire Surgery Partners in an all-cash transaction valued at an enterprise value of approximately $5.7 billion.

Under the terms of the agreement, Surgery Partners shareholders (other than affiliates of Bain Capital Private Equity (“Bain Capital”)) will receive $23.50 in cash per share. Affiliates of Bain Capital will roll over their shares in Surgery Partners in exchange for equity interests in the acquiring entity and will remain a significant partner in Surgery Partners with HealthSpan Partners following closing.

Together, HealthSpan Partners and Surgery Partners will establish one of the country’s largest outpatient surgical care platforms. Outpatient surgery is becoming an increasingly important setting for care. With a differentiated model built on partnerships with physicians and health systems, extensive geographic reach and deep clinical expertise, the combination expands HealthSpan Partners’ presence across the fast-growing outpatient surgery segment and strengthens its ability to serve patients across a broader range of care settings.

Surgery Partners is a national leader with a differentiated short-stay surgical platform, operating through a national network of ambulatory surgery centers, surgical hospitals and physician partnerships. With capabilities in key specialties, including orthopedic and spinal care, cardiology, gastroenterology, and ophthalmology, Surgery Partners provides high-quality, compassionate care that delivers value for patients, providers, and payors alike. Surgery Partners brings to HealthSpan Partners an established, scaled national platform, adding more than 200 locations across 30 states and approximately 5,000 affiliated physicians.

“As healthcare continues to evolve, it is important to grow in ways that allow us to serve more people, in more communities and through a broader range of care settings,” said John M. Starcher, Jr., President and Chief Executive Officer of Bon Secours Mercy Health. “Our relationship with Surgery Partners represents an important step toward advancing that commitment. Surgery Partners has built a respected national platform rooted in strong physician relationships and a commitment to quality care. By combining those strengths with HealthSpan Partners’ long-term stewardship approach, we have an opportunity to strengthen access to more affordable care, support more patients and communities while continuing to advance our mission for years to come.”

“Patients increasingly expect healthcare to be accessible, convenient and centered around their needs,” said Dr. Wael Haidar, President, Clinical Operations, Bon Secours Mercy Health, and President of HealthSpan Partners. “Our purpose is to make healthcare easier to access, easier to navigate and better for the people we serve. As more care moves beyond the hospital setting, patients are looking for high-quality care that fits more seamlessly into their lives. Surgery Partners understands that care should be designed around the needs of patients, and that approach aligns closely with our mission. Together, we have an opportunity to expand access to high-quality outpatient care while supporting physicians and helping patients receive the right care, in the right setting, at the right time.”

“We are proud of the role Surgery Partners plays in expanding access to high-quality outpatient care,” said Eric Evans, Chief Executive Officer of Surgery Partners. “Joining HealthSpan Partners represents an exciting next chapter for Surgery Partners. Together, along with our physician and health system partners, we can expand on our mission to enhance patient quality of life through partnership. Importantly, HealthSpan Partners recognizes the significant value that our physician partners and our colleagues have created for the communities we serve. We believe this transaction represents the best path forward for Surgery Partners, delivering an attractive all-cash premium to our shareholders while creating lasting benefits for our patients, physicians and other stakeholders.”

Additional Terms, Financing and Approvals

Transaction negotiations were led by a Special Committee of the Surgery Partners Board of Directors, composed entirely of independent and disinterested directors. Following the unanimous recommendation of the Special Committee, the transaction has been approved by the Surgery Partners Board.

HealthSpan Partners intends to fully finance the acquisition through a combination of cash on hand and new debt, for which commitments have been secured.

The transaction is expected to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

In connection with the execution of the acquisition agreement, Bain Capital entered into a voting and support agreement pursuant to which it agreed to vote all of its Surgery Partners shares in favor of the transaction and governing the rollover of its existing equity interests in Surgery Partners at closing. Bain Capital is currently the largest shareholder of Surgery Partners, collectively owning approximately 39% of its outstanding shares.

Organization and Management

Upon closing of the transaction, Surgery Partners’ operations, including its name, brand and headquarters, are expected to remain in place. Surgery Partners is also expected to remain a secular organization, operate in compliance with the Statement of Common Values and will not be characterized as a Catholic ministry entity.

Upon completion of the transaction, Surgery Partners' common stock will no longer be publicly listed on the Nasdaq Stock Exchange, and Surgery Partners will become a privately held company.

Advisors

Jefferies LLC is serving as exclusive financial advisor to HealthSpan Partners, Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel, McGuireWoods, LLP is serving as healthcare regulatory counsel and Joele Frank, Wilkinson Brimmer Katcher is serving as its strategic communications advisor. Jefferies has further provided committed financing as sole initial underwriter in support of the transaction.

Centerview Partners is serving as lead financial advisor to Surgery Partners with Leerink Partners also serving as financial advisor. Moelis & Company LLC is serving as financial advisor to the Special Committee. Goodwin Procter LLP is serving as legal counsel to the Special Committee and Ropes & Gray LLP and McDermott Will & Schulte LLP are serving as legal counsel to Surgery Partners. Kirkland & Ellis LLP is serving as legal counsel to Bain Capital with Barclays and J.P. Morgan also serving as Bain Capital’s financial advisors. FTI Consulting, Inc. is serving as Surgery Partners' strategic communications advisor.

About HealthSpan Partners

HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health. Through its portfolio of healthcare organizations and partnerships, HealthSpan Partners supports accessible, patient-centered care across multiple healthcare settings.

About Surgery Partners

Headquartered in Brentwood, Tennessee, Surgery Partners is a leading healthcare services company with a differentiated outpatient delivery model focused on providing high quality, cost effective solutions for surgical and related ancillary care in support of both patients and physicians. Founded in 2004, Surgery Partners is one of the largest and fastest growing surgical services businesses in the country, with more than 200 locations in 30 states, including ambulatory surgery centers, surgical hospitals, multi-specialty physician practices and urgent care facilities. For additional information, visit https://surgerypartners.com/.

Additional Information and Where to Find It

In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”), including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Contacts

For HealthSpan Partners/BSMH

PR@bsmhealth.org

+1(283) 229-5551

Allison Sobel / Sharon Stern / Ed Trissel
Joele Frank, Wilkinson Brimmer Katcher
+1 (212) 355-4449

HealthSpanPartners-media@joelefrank.com

For Surgery Partners

Surgery Partners Investor Relations
+1(615) 234-8940
IR@surgerypartners.com

Dan Scorpio / Jim Polson

FTI Consulting

+1 (872) 344-5356 / +1 (312) 375-5908

Dan.Scorpio@fticonsulting.com / Jim.Polson@fticonsulting.com